Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Exabyte Corporation (the "Company") on Form 10-K for the fiscal year ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tom W. Ward, President and Chief Executive Officer (since June 3, 2002) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Tom W. Ward

Tom W. Ward
President and Chief Executive Officer
(since June 3, 2002)
March 28, 2003

 A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.